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                                                                    EXHIBIT 10.1

                          APAC CUSTOMER SERVICES, INC.
                            MANAGEMENT INCENTIVE PLAN

                           (EFFECTIVE JANUARY 3, 2000)

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
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                                                        TABLE OF CONTENTS
                                                                                                                 PAGE
                                                                                                                 ----
SECTION 1         ESTABLISHMENT OF THE PLAN.......................................................................1

SECTION 2         DEFINITIONS.....................................................................................1
         2.1      Annual Incentive Award..........................................................................1
         2.2      Base Salary.....................................................................................1
         2.3      Board...........................................................................................1
         2.4      Cause...........................................................................................1
         2.5      Change in Control...............................................................................1
         2.6      Code............................................................................................2
         2.7      Committee.......................................................................................2
         2.8      Company.........................................................................................3
         2.9      Disability......................................................................................3
         2.10     Effective Date..................................................................................3
         2.11     Eligible Individual.............................................................................3
         2.12     Employment Agreement............................................................................3
         2.13     Good Reason.....................................................................................3
         2.14     Participant.....................................................................................4
         2.15     Performance Goals...............................................................................4
         2.16     Plan............................................................................................4
         2.17     Plan Year.......................................................................................4
         2.18     Retirement......................................................................................4

SECTION 3         ELIGIBILITY AND PARTICIPATION...................................................................4
         3.1      General.........................................................................................4
         3.2      Partial Year Participation......................................................................5
         3.3      No Right to Participate.........................................................................5

SECTION 4         ANNUAL INCENTIVE OPPORTUNITY....................................................................5
         4.1      Performance Goals...............................................................................5
         4.2      Annual Incentive Awards.........................................................................6

SECTION 5         PAYMENT OF ANNUAL INCENTIVE AWARD...............................................................6
         5.1      Form and Timing of Payment......................................................................6
         5.2      Payment of Partial Awards.......................................................................6

SECTION 6         TERMINATION OF EMPLOYMENT.......................................................................7
         6.1      Termination for Cause...........................................................................7
         6.2      Termination by Death, Disability or Retirement..................................................7
         6.3      Other Termination...............................................................................7
         6.4      Change in Control Termination...................................................................7

SECTION 7         RIGHTS OF PARTICIPANTS..........................................................................8

                                        i

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
         7.1      No Employment Rights............................................................................8
         7.2      Nontransferability..............................................................................8

SECTION 8         ADMINISTRATION..................................................................................8

SECTION 9         AMENDMENT AND MODIFICATION......................................................................9

SECTION 10        MISCELLANEOUS...................................................................................9
         10.1     Governing Law...................................................................................9
         10.2     Withholding Taxes...............................................................................9
         10.3     Shareholder Approval............................................................................9
         10.4     Costs of the Plan...............................................................................9
         10.5     Unsecured General Creditor......................................................................9
         10.6     Entire Agreement...............................................................................10
         10.7     Limitations of Liability.......................................................................10
         10.8     Successors.....................................................................................10
         10.9     Gender and Number..............................................................................10
         10.10    Headings.......................................................................................10
         10.11    Severability...................................................................................10

                          APAC CUSTOMER SERVICES, INC.

                            MANAGEMENT INCENTIVE PLAN

                                   SECTION 1
                            ESTABLISHMENT OF THE PLAN

         APAC Customer Services, Inc. (the "Company") has established the APAC Customer Services, Inc. Management Incentive Plan, as set forth herein, effective as of January 3, 2000 (the "Plan"), to reward certain eligible employees of the Company who help achieve the Company's annual performance goals and who achieve specified individual goals.

                                   SECTION 2
                                  DEFINITIONS

         2.1 ANNUAL INCENTIVE AWARD means the actual bonus earned during a Plan Year by a Participant, as determined by the Committee at or after the end of the Plan Year. A Participant's Annual Incentive Award shall be stated as a percentage of the Participant's Base Salary.

         2.2 BASE SALARY means the annual base pay rate in effect at the end of the Plan Year.

         2.3 BOARD means the Board of Directors of the Company.

         2.4 CAUSE means:

         (a) Gross negligence or gross misconduct in the performance of the Participant's employment duties;

         (b) Willful disobedience of the lawful directions received from the Company or from the person to whom the Participant directly reports or of established policies of the Company; or

         (c) Commission of a crime involving fraud or moral turpitude that can reasonably be expected to have an adverse effect on the business, reputation or financial situation of the Company.

         2.5 CHANGE IN CONTROL means any of the following events:

         (a) A tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Employer;

         (b) The Employer shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Employer, as the same shall have existed immediately prior to such merger or consolidation;

         (c) The Employer shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate;

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         (d) As the result of, or in connection with, any contested election for the Board of Directors of the Employer, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing
(a "Transaction"), the persons who were Directors of the Employer before the Transaction shall cease to constitute a majority of the Board of Directors of the Employer, or any successor thereto; or

         (e) A person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities and Exchange Act of 1934 ("Exchange Act"), other than any employee benefit plan then maintained by the Employer, shall acquire more than 50% of the outstanding voting securities of the Employer (whether, directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

         Notwithstanding the foregoing, (i) a Change in Control will not occur for purposes of this Agreement merely due to the death of Theodore G. Schwartz, or as a result of the acquisition by Theodore G. Schwartz, alone or with one or more affiliates or associates, as defined in the Exchange Act, of securities of the Employer, as part of a going-private transaction or otherwise, unless Mr. Schwartz or his affiliates, associates, family members or trusts for the benefit of family members (collectively, the "Schwartz Entities") do not control, directly or indirectly, at least twenty-seven percent (27%) of the resulting entity, and (ii) if the Schwartz Entities control, directly or indirectly, less than twenty-seven (27%) percent of the Employer's voting securities while it is a public company, then "33-1/3%" shall be substituted for "50%" in clauses (a) and (e) of this Section 2.5, and "66-2/3%" shall be substituted for "50%" in clause (b) of this Section 2.5.

         2.6 CODE means the Internal Revenue Code of 1986, as amended. References to a Section of the Code shall include references to any temporary or final regulation related to such Section or any successor to such Section or regulation.

         2.7 COMMITTEE means the Compensation Committee of the Board designated to administer the Plan in accordance with Section 8, which shall consist of two or more "outside directors" within the meaning of Section 162(m) of the Code, who are appointed by the Board.

         2.8 COMPANY means APAC Customer Services, Inc., a Delaware corporation, and any successor thereto.

         2.9 DISABILITY means, to the extent such term is not defined in an Employment Agreement, if any, a physical or mental condition that entitles the Participant to benefits under the Company-sponsored long term disability plan covering the Participant.

         2.10 EFFECTIVE DATE means January 3, 2000.

         2.11 ELIGIBLE INDIVIDUAL means the Chief Executive Officer, an Executive Vice President, a Senior Vice President, Vice President, Director, Site Director, Business Unit Director, Manager or Center Business Manager, of the Company or such other individual designated by the Committee.

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         2.12 EMPLOYMENT AGREEMENT means one or more written agreements entered into by the Participant and the Employer covering the terms and conditions of the Participant's employment with the Company, including written agreements covering the terms and conditions of severance payable, if any, upon a termination of the Participant's employment.

         2.13 GOOD REASON means, after notice by the Participant to the Company and a fifteen (15) day opportunity by the Company to cure (during which it does not cure the condition),

         (a) The Participant's principal place of work (not including regular business travel) is relocated by more than fifty (50) miles;

         (b) The Participant's duties, responsibilities or authority as an executive employee are materially reduced or diminished from those in effect immediately prior to a Change in Control without the Participant's written consent; provided that any reduction or diminishment in any of the foregoing resulting merely from the acquisition of the Company and its existence as a subsidiary or division of another entity shall not be sufficient to constitute Good Reason;

         (c) The compensation received by the Participant is reduced in the aggregate, and such reduction is not remedied within thirty (30) days of the Participant's notice to the Company thereof;

         (d) A determination is made by the Participant in good faith that as a result of a Change in Control, and a change in circumstances thereafter significantly affecting his or her position, he or she is unable to carry out the authorities, powers, functions or duties attached to his or her position and the situation is not remedied within thirty (30) days after receipt of the Company of written notice from the Participant of such determination;

         (e) The Company violates the material terms of the Plan with respect to the Participant; or

         (f) There is a liquidation, dissolution, consolidation or merger of the Company or transfer of all or a significant portion of its assets unless a successor or successors (by merger, consolidation or otherwise) to which all or a significant portion of its assets have been transferred shall have assumed (either by operation of law or otherwise) all duties and obligations of the Company under the Plan.

         2.14 PARTICIPANT means an Eligible Individual who has been designated as eligible to participate under Section 3.

         2.15 PERFORMANCE GOALS means the criteria established by the Committee pursuant to Section 4, which shall be used to determine whether a Participant is entitled to an Annual Incentive Award and the amount of an Annual Incentive Award.

         2.16 PLAN means the APAC Customer Services, Inc. Management Incentive Plan, as set forth herein, and amended from time to time.

         2.17 PLAN YEAR means the Company's fiscal year.

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         2.18 RETIREMENT means, to the extent such term is not defined in an
Employment Agreement, a Participant's termination of employment at or after the "normal retirement date" as provided under the Company's qualified pension plan in which the Participant is participating.

                                   SECTION 3
                          ELIGIBILITY AND PARTICIPATION

         3.1 GENERAL. The Committee, in its discretion, shall designate the Eligible Individuals who are eligible to participate in the Plan for each Plan Year. Eligible Individuals who are eligible to participate in the Plan shall be so notified in writing, and shall be apprised of the Performance Goals and related Annual Incentive Award opportunities for the relevant Plan Year within the first 90 days of the Plan Year.

         3.2 PARTIAL YEAR PARTICIPATION. In the event that an Eligible Individual becomes eligible to participate in the Plan subsequent to the commencement of a Plan Year (either because he or she first becomes an Eligible Individual or because he or she is designated as eligible to participate after the commencement of the Plan Year), then such individual's Annual Incentive Award shall be determined using his or her Base Salary multiplied by a fraction, the numerator of which is the number of days in such year that the Participant was eligible to participate in the Plan and the denominator of which is 365.

         3.3 NO RIGHT TO PARTICIPATE. No Participant, Eligible Individual or other employee of the Company shall at any time have the right to be selected for participation in the Plan for any Plan Year, despite having previously participated in this Plan or another incentive plan of the Company.

                                   SECTION 4
                          ANNUAL INCENTIVE OPPORTUNITY

         4.1 PERFORMANCE GOALS.

         (a) COMPANY PERFORMANCE GOALS. Prior to the beginning of the Plan Year, or as soon as practicable thereafter, the Committee, in its discretion, and subject to the approval of the Board, shall establish Performance Goals for the Company, the Company's business units and/or for each Participant (based on his or her position in the Company). For the Performance Goals so established, the Committee shall establish individual or aggregate threshold, target and maximum levels of performance necessary to achieve and to earn all or a portion of an Annual Incentive Award. The Performance Goals may be based upon both financial and non-financial goals. Financial goals shall be measured by both revenue and profitability, each of which shall be weighted depending upon the organizational unit of the Company, as determined by the Committee. Unless the Committee determines otherwise, earnings per share shall be used to measure profitability for the Company. If the Committee establishes Performance Goals for the Company's business units to achieve for a Plan Year, the Committee, in its discretion, shall determine the profitability measures for such business units.

         (b) INDIVIDUAL PERFORMANCE GOALS. If the Committee determines that the Annual Incentive Award shall be attributable, in part, to a Participant's achievement of individual Performance Goals, such achievement shall be determined by the person to whom the Participant directly reports, subject to the approval of the Committee. Notwithstanding any provision of the Plan to the contrary, a Participant shall not receive payment of an Annual Incentive Award if the Participant does not achieve a "meets expectations" or higher performance appraisal rating under the Company's performance management plan or program.

         (c) ADJUSTMENT OF PERFORMANCE GOALS. The Committee shall have the right to adjust the Performance Goals and the Annual Incentive Award opportunities (either up or down) during a Plan Year if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the Performance Goals and have unduly influenced the ability to achieve the Performance Goals. Further, in the event of a Plan Year of less than twelve (12) months, the Committee shall have the right to adjust the Performance Goals and the Annual Incentive Award opportunities, in its sole discretion.

         4.2 ANNUAL INCENTIVE AWARDS. As soon as practicable after the end of the Plan Year, the Committee, in its discretion, shall determine the amount of each Participant's Annual Incentive Award. Unless the Committee determines otherwise, Participants shall receive an Annual Incentive Award based upon their position and percentage achievement of the Performance Goal or Goals established for such position in accordance with the following table. Notwithstanding the foregoing, if a Participant is promoted or demoted during the Plan Year, the Annual Incentive Award will equal the sum of prorated amounts for each position that the Participant was in during the Plan Year based on his or her performance for the whole Plan Year and the number of days in such year that the Participant served in each position.

                                                               ANNUAL INCENTIVE AWARD
                                --------------------------------------------------------------------------------------
           POSITION                   THRESHOLD LEVEL               TARGET LEVEL                 MAXIMUM LEVEL
------------------------------- ---------------------------- ---------------------------- ----------------------------
   Chief Executive Officer          30% of Base Salary           60% of Base Salary           90% of Base Salary

  Executive Vice Presidents         25% of Base Salary           50% of Base Salary           75% of Base Salary

    Senior Vice Presidents          20% of Base Salary           40% of Base Salary           60% of Base Salary

       Vice Presidents              15% of Base Salary           30% of Base Salary           45% of Base Salary
Directors, SBU Directors, and
        Site Directors              10% of Base Salary           20% of Base Salary           30% of Base Salary
 Managers and Center Business
           Managers                 7.5% of Base Salary          15% of Base Salary          22.5% of Base Salary
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Annual Incentive Awards for percentage achievement of Performance Goals between the threshold, target and maximum levels shall be determined by straight line interpolation.

                                   SECTION 5
                        PAYMENT OF ANNUAL INCENTIVE AWARD

         5.1 FORM AND TIMING OF PAYMENT. As soon as practicable after the end of each Plan Year (and, generally, during March), the Company shall pay to each Participant a lump sum cash payment equal to the Participant's Annual Incentive Award for the applicable Plan Year.

         5.2 PAYMENT OF PARTIAL AWARDS. In the event a Participant no longer meets the eligibility criteria set forth in the Plan during the course of a particular Plan Year, the Committee may, in its discretion, pay a partial award for the portion of the Plan Year the individual was a Participant.

                                   SECTION 6
                            TERMINATION OF EMPLOYMENT

         6.1 TERMINATION FOR CAUSE. In the event the Company terminates the Participant's employment for Cause, the Participant shall forfeit all rights to receive an Annual Incentive Award for the Plan Year in which the Participant's employment terminates.

         6.2 TERMINATION BY DEATH, DISABILITY OR RETIREMENT. Unless an Employment Agreement specifically provides for the treatment of an annual incentive award under the circumstances, in the event that the Participant's employment with the Company terminates by reason of death, Disability, or Retirement during a Plan Year, the Participant (or his or her beneficiary or estate, as described below) shall be entitled to receive an annual incentive award for such Plan Year equal to the product of (i) a Target Level Annual Incentive Award times (ii) a fraction, the numerator of which is the number of days that the Participant was participating hereunder in such year through the day of termination and the denominator of which is 365. Payment under this
Section 6.2 may be made in accordance with Section 5.1 or sooner, as determined by the Committee in its discretion.

         In the event a Participant's employment with the Company terminates by reason of death, payments under this Section 6.2 shall be made to the Participant's surviving spouse, if any, or other beneficiary designated in a writing delivered to the Company (and in such form as is prescribed by the Company). If the Participant has no surviving spouse, and has not designated a beneficiary, the remaining payments shall be made to the Participant's estate.

         6.3 OTHER TERMINATION. Unless an Employment Agreement specifically provides for the treatment of an annual incentive award under the circumstances, it is a condition to the receipt of an Annual Incentive Award that the Participant be employed or that the Participant's employment terminated because of death, Disability or Retirement, and the Participant shall not be entitled to receive an Annual Incentive Award for the Plan Year in which the Participant's employment terminates unless such termination is because of death, Disability or Retirement. However, the Committee may, in its discretion, pay a prorated award for the Plan Year in which the Participant's employment terminates other than death, Disability or Retirement, in an amount determined by the Committee.

         6.4 CHANGE IN CONTROL TERMINATION. Unless an Employment Agreement specifically provides for the treatment of an annual incentive award under the circumstances, in the event that the Company terminates a Participant's employment without Cause coincident with or after a Change in Control, or, the Participant resigns from employment with the Company due to an event constituting Good Reason that occurs coincident with or after a Change in Control, the Participant shall be entitled to receive an annual incentive award for such Plan Year equal to the product of (i) a Target Level Annual Incentive Award, based on the highest Base Salary rate paid to the Participant for such Plan Year, times (ii) a fraction, the numerator of which is the number of days in such year through the day of termination and the denominator of which is 365.

                                   SECTION 7
                             RIGHTS OF PARTICIPANTS

         7.1 NO EMPLOYMENT RIGHTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Eligible Individual's employment at any time, nor confer upon any Eligible Individual any right to continue in the employ of the Company.

         7.2 NONTRANSFERABILITY. No Participant or any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt of the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgment, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

                                   SECTION 8
                                 ADMINISTRATION

         The Committee shall administer the Plan in accordance with its terms, and shall have the discretion and authority necessary to carry out the administration of the Plan. With respect to Participants whose position is below the Senior Vice President level, the Committee may delegate, to one or more individuals, some or all of its authority to administer the Plan and to permit such individuals to have the discretion necessary to carry out the administration of the Plan. Such authority shall include the authority to:

         (a) Select the Eligible Individuals eligible to participate in the Plan for each Plan Year or portion thereof;

         (b) Determine the Performance Goals applicable to the payment of Annual Incentive Awards, and the amount of the Annual Incentive Awards payable upon the Participants' achievement of the Performance Goals;

         (c) Impose such limitations, restrictions, an conditions upon the receipt of Annual Incentive Awards as it deems appropriate;

         (d) Interpret the Plan, make any necessary factual determinations under the Plan, adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan;

         (e) Correct any defect or omission or reconcile any inconsistency in this Plan or any award of payment hereunder, and

         (f) Make all other necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

         The Committee's determinations on matters within its authority shall be conclusive and binding upon all parties.

                                   SECTION 9
                           AMENDMENT AND MODIFICATION

         The Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his or her beneficiary, as the case may be) to a payment or distribution hereunder to which he or she is otherwise entitled.

                                   SECTION 10
                                  MISCELLANEOUS

         10.1 GOVERNING LAW. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Illinois.

         10.2 WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

         10.3 SHAREHOLDER APPROVAL. This Plan is adopted and any Annual Incentive Awards hereunder are made subject to the condition that the Plan be approved by the shareholders of the Company. If the Plan is not so approved, it and such Awards shall be null and void and without effect.

         10.4 COSTS OF THE PLAN. All costs of implementing and administering the Plan shall be borne by the Company.

         10.5 UNSECURED GENERAL CREDITOR. Participants and their heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company by virtue of participation in the Plan. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

         10.6 ENTIRE AGREEMENT. Except to the extent an Employment Agreement expressly provides for additional or other terms pertaining to a Participant's or beneficiary's annual incentive compensation, including, but not limited to, guaranteed bonuses or annual incentive award opportunities equal to a percentage of Base Salary different from the percentages set forth above in Section 4.2, this Plan and any written amendments thereto are the entire agreement between the Company and the Participants and beneficiaries regarding the Plan. No oral statement regarding the Plan may be relied upon by any Participant or beneficiary.

         10.7 LIMITATIONS OF LIABILITY. The liability of the Company under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations or costs on the Company or the Committee not expressly set forth in the Plan.

         10.8 SUCCESSORS. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         10.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         10.10 HEADINGS. The headings and captions contained herein are provided for convenience only, and are not to be used to in the interpretation or construction of any provision contained in the Plan.

         10.11 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                      * * *

         IN WITNESS WHEREOF, the Company has executed this Plan by its duly authorized officers as of this _____ day of May, 2000.

                           APAC CUSTOMER SERVICES, INC.


                           By: ______________________________

                           Its: ______________________________